Exhibit 99.1 Annual Meeting of Shareholders May 4, 2021 2021Exhibit 99.1 Annual Meeting of Shareholders May 4, 2021 2021

Cautionary statement Statements of future events or conditions in this report, including projections, targets, expectations, estimates, and business plans are forward-looking statements. Forward-looking statements can be identified by words such as believe, anticipate, intend, propose, plan, goal, seek, project, predict, target, estimate, expect, strategy, outlook, schedule, future, continue, likely, may, should, will and similar references to future periods. Forward-looking statements in this report include, but are not limited to, references to company strengths including long-term potential and resilient business model; being well positioned to maximize value through the recovery, and plans to accelerate out of the downturn; the impact of COVID-19 response activities; anticipated near-term market conditions; actions to provide responsible energy solutions, including potential solutions and pathways to a net-zero future; Upstream 2021 production outlook, anticipated growth from 2020 to 2025, and productivity enhancements; Kearl 2021 production and unit cost outlook, and pathway to 280+ kbd; potential value of investment in digital technology; Downstream 2021 refinery throughput outlook, value through strategic investments and ability to leverage assets and brands; Chemical 2021 sales outlook, long term demand growth and benefits from refinery integration; resiliency of the company’s balance sheet; potential cash generation scenarios; continued focus on returning excess cash to shareholders through dividends and share purchases; and the ability to deliver the company’s winning strategy; Forward-looking statements are based on the company's current expectations, estimates, projections and assumptions at the time the statements are made. Actual future financial and operating results, including expectations and assumptions concerning demand growth and energy source, supply and mix; commodity prices, foreign exchange rates and general market conditions; production rates, growth and mix; project plans, timing, costs, technical evaluations and capacities and the company’s ability to effectively execute on these plans and operate its assets; the adoption and impact of new facilities or technologies, including on reductions to greenhouse gas and water intensity; performance of third-party service providers; refinery utilization and product sales; progression of COVID-19 and its impacts on Imperial’s ability to operate its assets, including the possible shutdown of facilities due to COVID-19 outbreaks; the company’s ability to effectively execute on its business continuity plans and pandemic response activities; applicable laws and government policies, including restrictions in response to COVID-19; cost savings; financing sources and capital structure; and capital and environmental expenditures could differ materially depending on a number of factors. These factors include global, regional or local changes in supply and demand for oil, natural gas, and petroleum and petrochemical products and resulting price, differential and margin impacts, including foreign government action with respect to supply levels and prices and the impact of COVID-19 on demand; transportation for accessing markets; availability and performance of third-party service providers, including in light of restrictions related to COVID-19; management effectiveness and disaster response preparedness, including business continuity plans in response to COVID-19; political or regulatory events, including changes in law or government policy such as tax laws, production curtailment and actions in response to COVID-19; the results of research programs and new technologies, and ability to bring new technologies to commercial scale on a cost-competitive basis; the receipt, in a timely manner, of regulatory and third-party approvals; environmental risks inherent in oil and gas exploration and production activities; environmental regulation, including climate change and greenhouse gas regulation and changes to such regulation; availability and allocation of capital; unanticipated technical or operational difficulties; project management and schedules and timely completion of projects; the receipt, in a timely manner, of regulatory and third-party approvals; operational hazards and risks; reservoir analysis and performance; cybersecurity incidents, including increased reliance on remote working arrangements and activation of business continuity plans due to COVID-19; currency exchange rates; general economic conditions; and other factors discussed in Item 1A risk factors and Item 7 management’s discussion and analysis of financial condition and results of operations of Imperial Oil Limited’s most recent annual report on Form 10-K and subsequent interim reports on Form 10-Q. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, some that are similar to other oil and gas companies and some that are unique to Imperial Oil Limited. Imperial’s actual results may differ materially from those expressed or implied by its forward-looking statements and readers are cautioned not to place undue reliance on them. Imperial undertakes no obligation to update any forward-looking statements contained herein, except as required by applicable law. Imperial │ 2021 Imperial │ 2020 2│ 2Cautionary statement Statements of future events or conditions in this report, including projections, targets, expectations, estimates, and business plans are forward-looking statements. Forward-looking statements can be identified by words such as believe, anticipate, intend, propose, plan, goal, seek, project, predict, target, estimate, expect, strategy, outlook, schedule, future, continue, likely, may, should, will and similar references to future periods. Forward-looking statements in this report include, but are not limited to, references to company strengths including long-term potential and resilient business model; being well positioned to maximize value through the recovery, and plans to accelerate out of the downturn; the impact of COVID-19 response activities; anticipated near-term market conditions; actions to provide responsible energy solutions, including potential solutions and pathways to a net-zero future; Upstream 2021 production outlook, anticipated growth from 2020 to 2025, and productivity enhancements; Kearl 2021 production and unit cost outlook, and pathway to 280+ kbd; potential value of investment in digital technology; Downstream 2021 refinery throughput outlook, value through strategic investments and ability to leverage assets and brands; Chemical 2021 sales outlook, long term demand growth and benefits from refinery integration; resiliency of the company’s balance sheet; potential cash generation scenarios; continued focus on returning excess cash to shareholders through dividends and share purchases; and the ability to deliver the company’s winning strategy; Forward-looking statements are based on the company's current expectations, estimates, projections and assumptions at the time the statements are made. Actual future financial and operating results, including expectations and assumptions concerning demand growth and energy source, supply and mix; commodity prices, foreign exchange rates and general market conditions; production rates, growth and mix; project plans, timing, costs, technical evaluations and capacities and the company’s ability to effectively execute on these plans and operate its assets; the adoption and impact of new facilities or technologies, including on reductions to greenhouse gas and water intensity; performance of third-party service providers; refinery utilization and product sales; progression of COVID-19 and its impacts on Imperial’s ability to operate its assets, including the possible shutdown of facilities due to COVID-19 outbreaks; the company’s ability to effectively execute on its business continuity plans and pandemic response activities; applicable laws and government policies, including restrictions in response to COVID-19; cost savings; financing sources and capital structure; and capital and environmental expenditures could differ materially depending on a number of factors. These factors include global, regional or local changes in supply and demand for oil, natural gas, and petroleum and petrochemical products and resulting price, differential and margin impacts, including foreign government action with respect to supply levels and prices and the impact of COVID-19 on demand; transportation for accessing markets; availability and performance of third-party service providers, including in light of restrictions related to COVID-19; management effectiveness and disaster response preparedness, including business continuity plans in response to COVID-19; political or regulatory events, including changes in law or government policy such as tax laws, production curtailment and actions in response to COVID-19; the results of research programs and new technologies, and ability to bring new technologies to commercial scale on a cost-competitive basis; the receipt, in a timely manner, of regulatory and third-party approvals; environmental risks inherent in oil and gas exploration and production activities; environmental regulation, including climate change and greenhouse gas regulation and changes to such regulation; availability and allocation of capital; unanticipated technical or operational difficulties; project management and schedules and timely completion of projects; the receipt, in a timely manner, of regulatory and third-party approvals; operational hazards and risks; reservoir analysis and performance; cybersecurity incidents, including increased reliance on remote working arrangements and activation of business continuity plans due to COVID-19; currency exchange rates; general economic conditions; and other factors discussed in Item 1A risk factors and Item 7 management’s discussion and analysis of financial condition and results of operations of Imperial Oil Limited’s most recent annual report on Form 10-K and subsequent interim reports on Form 10-Q. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, some that are similar to other oil and gas companies and some that are unique to Imperial Oil Limited. Imperial’s actual results may differ materially from those expressed or implied by its forward-looking statements and readers are cautioned not to place undue reliance on them. Imperial undertakes no obligation to update any forward-looking statements contained herein, except as required by applicable law. Imperial │ 2021 Imperial │ 2020 2│ 2

Meeting proceedings Brad Corson Chairman, President and CEO Ian Laing Corporate SecretaryMeeting proceedings Brad Corson Chairman, President and CEO Ian Laing Corporate Secretary

David Bradley Matthew Krystyna Miranda Jack David Cornhill Corson Crocker Hoeg Hubbs Mintz Sutherland Election of directorsDavid Bradley Matthew Krystyna Miranda Jack David Cornhill Corson Crocker Hoeg Hubbs Mintz Sutherland Election of directors

Election of auditor PricewaterhouseCoopers LLPElection of auditor PricewaterhouseCoopers LLP

Shareholder proposalShareholder proposal

Chairman’s remarks Brad Corson Chairman, President and CEOChairman’s remarks Brad Corson Chairman, President and CEO

Reflecting on the past year Strong performance in a challenging environment § It was a challenging year î With pandemic and economic downturn î Sector faced economic, environmental and regulatory pressures § The Company's strengths served us well î Impressive organizational talent and commitment î Strong focus on winning and driving shareholder value î High-quality assets with significant long-term potential î Underpinned by integrated, resilient business model, innovative technology, powerful brands § Well positioned to maximize value through the recovery î Material recovery in commodity prices, demands î Notable share price outperformance Imperial │ 2021 Imperial │ 2020 8│ 8Reflecting on the past year Strong performance in a challenging environment § It was a challenging year î With pandemic and economic downturn î Sector faced economic, environmental and regulatory pressures § The Company's strengths served us well î Impressive organizational talent and commitment î Strong focus on winning and driving shareholder value î High-quality assets with significant long-term potential î Underpinned by integrated, resilient business model, innovative technology, powerful brands § Well positioned to maximize value through the recovery î Material recovery in commodity prices, demands î Notable share price outperformance Imperial │ 2021 Imperial │ 2020 8│ 8

Imperial’s COVID-19 response Protecting our workforce and communities; positioning for recovery § Continued operations ensuring reliable energy supply î Careful management of workforce health and safety î Rapid testing implemented at sites, including during turnarounds î Working with industry peers and provincial health authorities to ensure timely implementation of best practices § Enhanced cleaning, health screening, PPE at sites î Safe distancing, working from home § Leveraged technology to reduce non-essential personnel at sites § Giving back to communities where we operate î $4.5M in free fuel to healthcare heroes î Fuel What Matters with NHL in support of mental health î In-kind donations: Isopropanol, PPE, laptops î 2:1 employee giving matching Imperial │ 2021 Imperial │ 2020 9│ 9Imperial’s COVID-19 response Protecting our workforce and communities; positioning for recovery § Continued operations ensuring reliable energy supply î Careful management of workforce health and safety î Rapid testing implemented at sites, including during turnarounds î Working with industry peers and provincial health authorities to ensure timely implementation of best practices § Enhanced cleaning, health screening, PPE at sites î Safe distancing, working from home § Leveraged technology to reduce non-essential personnel at sites § Giving back to communities where we operate î $4.5M in free fuel to healthcare heroes î Fuel What Matters with NHL in support of mental health î In-kind donations: Isopropanol, PPE, laptops î 2:1 employee giving matching Imperial │ 2021 Imperial │ 2020 9│ 9

Built to weather a challenging business environment Exceeded reduction commitments, focused on sustainment Capital expenditures $B 2 -$0.8B, (-45%) § Focus on what we can control 1 § Take the long-term view 0 § Maintaining balance sheet strength 2020 Plan 2020 Actual Production & manufacturing expenses § Continued emphasis on operational flexibility $B -$1B, (-15%) 8 § Organizational energy and commitment § Plans in place to accelerate out of the downturn 4 0 YTD 2019 2020 Actual All amounts in this presentation are in Canadian dollars, except where otherwise noted. Imperial │ 2021 Imperial │ 2020 │10 10Built to weather a challenging business environment Exceeded reduction commitments, focused on sustainment Capital expenditures $B 2 -$0.8B, (-45%) § Focus on what we can control 1 § Take the long-term view 0 § Maintaining balance sheet strength 2020 Plan 2020 Actual Production & manufacturing expenses § Continued emphasis on operational flexibility $B -$1B, (-15%) 8 § Organizational energy and commitment § Plans in place to accelerate out of the downturn 4 0 YTD 2019 2020 Actual All amounts in this presentation are in Canadian dollars, except where otherwise noted. Imperial │ 2021 Imperial │ 2020 │10 10

Near-term market conditions Demand recovery continues, remains volatile Global oil supply/demand balance mbd US$/bbl § Globally 105 80 î Vaccinations, economic activity increasing fuel demand 70 î Industry production rising, OPEC+ unwinding cuts 100 î Regional COVID responses continue to evolve 60 95 50 § Locally 90 40 î Diesel demand ~95% of normal 30 î Gasoline demand ~80% of normal 85 î Jet continues to lag at ~40% 20 Supply EIA 80 Demand 10 Forecast WTI price 75 0 2017 2018 2019 2020 2021 2022 Source: EIA Short-term Energy Outlook, April 2021 Imperial │ 2021 Imperial │ 2020 │11 11Near-term market conditions Demand recovery continues, remains volatile Global oil supply/demand balance mbd US$/bbl § Globally 105 80 î Vaccinations, economic activity increasing fuel demand 70 î Industry production rising, OPEC+ unwinding cuts 100 î Regional COVID responses continue to evolve 60 95 50 § Locally 90 40 î Diesel demand ~95% of normal 30 î Gasoline demand ~80% of normal 85 î Jet continues to lag at ~40% 20 Supply EIA 80 Demand 10 Forecast WTI price 75 0 2017 2018 2019 2020 2021 2022 Source: EIA Short-term Energy Outlook, April 2021 Imperial │ 2021 Imperial │ 2020 │11 11

Corporate sustainability report highlights

Providing responsible energy solutions



Environment

- Developing pathways in support of a net-zero future
- Continued focus on efficient use of freshwater and air quality improvement
- Committed to progressive reclamation



Social

- Collaborating with Indigenous communities
- Providing a positive, productive and inclusive work environment
- Industry leading safety performance – Nobody gets hurt



Governance

- Committed to the highest ethical and business standards
- ESG integrated into risk management approach across all levels of the company
- Board oversight of climate related risks

1.4 million trees planted at Kearl and Cold Lake in the past 10 years

30% reduction in flaring at upstream operations since 2016

>$3B invested with Indigenous businesses since 2008

Recognized as one of Canada's top employers and awarded the Canadian Centre for Diversity and Inclusion – Employer Initiative of the Year

36% of executives are women

Imperial | 2021 12

Exploring pathways to net-zero

Technology enables production growth and emissions reductions

Short Term	Medium Term	Long Term
Renewables and GHGi	Next-generation upstream technologies	Energy diversification

Short Term — Renewables and GHGi

Ongoing
- Cogeneration
- Renewable fuels
- Satellite methane monitoring
- Advanced fuels and lubricants
- LASER

Underway
- Heat recovery from boiler flue gas
- SA-SAGD

Medium Term — Next-generation upstream technologies

Developing
- Advanced in situ technologies
  - ELP
  - EBRT
  - NCG
  - CSP
- Carbon capture and sequestration
- Next-generation technologies paired with CCS could result in incremental production at net-zero emissions
- Expanded use of renewable fuels and new product offerings

Long Term — Energy diversification

Evaluating
- Blue hydrogen
- Advanced biofuels
- Carbon fibre from bitumen
- Carbonate fuel cell technology
- Small modular nuclear reactors (SMR)
- Direct air capture

Potential solutions in support of a net-zero future

Imperial | 2021 13

Upstream performance

Demonstrated resilience through unprecedented external challenges



Consistent production
koebd
400
200
0
2019
2020
2021 Guidance

- Safely assured business continuity
- Rapid response to weak demand and low realizations
  - Expenses reduced ~15% vs. 2019
  - Capital reduced by ~55% vs. 2019
  - Structural cost reductions, adjusted turnarounds
  - Consistent production despite external events
- Enabling production through technology
  - 12% growth 2020-25
  - Debottlenecking, reliability and productivity enhancements
    - Remote operations centre
    - Autonomous haul
    - Remote technical support

Production Imperial share, before royalties

Imperial | 2021 14

Kearl journey Stable, reliable operations enabling optimization phase Production Unit P&M expenses § Reliability focus delivering improvements kbd $US/bbl î Resolved significant reliability ‘bad actors’ 300 40 î Extraction and froth treatment upgrades î Supplemental crushers enabling 240+ kbd COVID î Improved mine fleet availability and utilization 200 20§ 255 kbd, $US 20/bbl in 2021, ahead of prior view Optimization 100 Crushers § Clear pathway to 280+ kbd Stable î Turnaround interval extension (2022) Ramp up î Plant debottlenecking 0 0 î Enhanced mine planning and bitumen recovery î Digital initiatives Production Unit P&M expense Production 100% interest, before royalties. P&M expenses = Production and Manufacturing expenses Imperial │ 2021 Imperial │ 2020 │15 15Kearl journey Stable, reliable operations enabling optimization phase Production Unit P&M expenses § Reliability focus delivering improvements kbd $US/bbl î Resolved significant reliability ‘bad actors’ 300 40 î Extraction and froth treatment upgrades î Supplemental crushers enabling 240+ kbd COVID î Improved mine fleet availability and utilization 200 20§ 255 kbd, $US 20/bbl in 2021, ahead of prior view Optimization 100 Crushers § Clear pathway to 280+ kbd Stable î Turnaround interval extension (2022) Ramp up î Plant debottlenecking 0 0 î Enhanced mine planning and bitumen recovery î Digital initiatives Production Unit P&M expense Production 100% interest, before royalties. P&M expenses = Production and Manufacturing expenses Imperial │ 2021 Imperial │ 2020 │15 15

Industry-leading digital technology Potential for $750 million of annual savings Autonomous haul systems § Significant value potential î $150 million delivered to date î $500 million in defined opportunities § Principles of digital investment: î Low capital requirements First autonomous 797F globally to haul ore to crusher î Fast payback Internal drone inspections î Agile development § Applications across business lines Imperial │ 2021 Imperial │ 2020 │16 16Industry-leading digital technology Potential for $750 million of annual savings Autonomous haul systems § Significant value potential î $150 million delivered to date î $500 million in defined opportunities § Principles of digital investment: î Low capital requirements First autonomous 797F globally to haul ore to crusher î Fast payback Internal drone inspections î Agile development § Applications across business lines Imperial │ 2021 Imperial │ 2020 │16 16

2020 downstream performance

Demonstrated resilience through unprecedented external challenges


Refinery throughput
kbd
400
200
0
2019
2020
2021 Guidance

- Ensured safe, reliable supply of fuel to Canadians
- Rapid response to demand weakness
  - Expenses reduced ~20% vs. 2019
  - Capital reduced by ~50% vs. 2019
  - Product & crude slate flexibility
- Capturing value through strategic investments
  - Logistics and market access
  - Energy efficiency and emissions reduction
  - Biofuel infrastructure & opportunities

Imperial | 2021 17

Downstream’s total package Coast-to-coast reach, leveraging strategically advantaged assets and brands § Nationwide logistics network Imperial and third-party owned sites § Industry leading refiner, advantaged crude access § Superior brands & sales portfolio § Market leader in gasoline, jet, asphalt ~2100 Retail service stations ~40 Terminals 14 Airports ~160 Truck Transport sites ~80 Branded Reseller sites Pipelines 3 Refineries Rail Imperial │ 2021 18Downstream’s total package Coast-to-coast reach, leveraging strategically advantaged assets and brands § Nationwide logistics network Imperial and third-party owned sites § Industry leading refiner, advantaged crude access § Superior brands & sales portfolio § Market leader in gasoline, jet, asphalt ~2100 Retail service stations ~40 Terminals 14 Airports ~160 Truck Transport sites ~80 Branded Reseller sites Pipelines 3 Refineries Rail Imperial │ 2021 18

Chemical site integration drives efficiency Long-term strength with increasing demands Sales kta § Profitable business with robust demand 1000 through 2020 800 § Long-term demand growth for key 600 products 400 200 § Refinery integration provides leading cost structure, profitability advantage 0 2019 2020 2021 Guidance Refinery off gas Imperial │ 2021 Imperial │ 2020 │19 19Chemical site integration drives efficiency Long-term strength with increasing demands Sales kta § Profitable business with robust demand 1000 through 2020 800 § Long-term demand growth for key 600 products 400 200 § Refinery integration provides leading cost structure, profitability advantage 0 2019 2020 2021 Guidance Refinery off gas Imperial │ 2021 Imperial │ 2020 │19 19

Financial profile

Resilient & balanced

Cash from operating activities 2010-2020


Downstream, Chemical and Corporate
Upstream

$36B

- Integrated, balanced business
  - Growing production, long-life assets
  - Advantaged downstream
  - Attractive Chemical business
  - ExxonMobil relationship / scale / expertise
- Resilient balance sheet
- Well positioned for recovery
  - Low corporate break-even
  - Unhedged production
  - Flexible refineries

Imperial | 2021 20

Cash generation Capturing upside, protecting downside Cash flow from operating activities $B 5 $US 60/bbl WTI 4 $US 50/bbl WTI 3 $US 40/bbl WTI >$US 36/bbl WTI: Surplus cash 2 $US 36/bbl WTI: Sustaining capital + dividend 1 0 $US 27/bbl WTI: Cash flow from operating activities 2021-2025 period average, WCS differential varies with WTI price case ($US 10/$US 40, $US 13/$US 50, $US 15/$US 60 respectively), break-even prices assume $US 10 WCS differential, $US 0.75 FX rate, downstream margin normalization over time Imperial │ 2021 Imperial │ 2020 │21 21Cash generation Capturing upside, protecting downside Cash flow from operating activities $B 5 $US 60/bbl WTI 4 $US 50/bbl WTI 3 $US 40/bbl WTI >$US 36/bbl WTI: Surplus cash 2 $US 36/bbl WTI: Sustaining capital + dividend 1 0 $US 27/bbl WTI: Cash flow from operating activities 2021-2025 period average, WCS differential varies with WTI price case ($US 10/$US 40, $US 13/$US 50, $US 15/$US 60 respectively), break-even prices assume $US 10 WCS differential, $US 0.75 FX rate, downstream margin normalization over time Imperial │ 2021 Imperial │ 2020 │21 21

Shareholder returns Continued focus on returning excess cash to shareholders Shares outstanding Dividend per share, as paid # shares (million) $ / share 900 1.00 CAGR = 10% 0.80 800 CAGR = 5% 0.60 0.40 700 0.20 0.00 600 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 * * * 2021 assumes Q3 and Q4 dividend at current rate * Assumes IOL purchases all shares available under the recent NCIB amendment. Purchase plans may be modified at any time without prior notice. Imperial │ 2021 Imperial │ 2020 │22 22Shareholder returns Continued focus on returning excess cash to shareholders Shares outstanding Dividend per share, as paid # shares (million) $ / share 900 1.00 CAGR = 10% 0.80 800 CAGR = 5% 0.60 0.40 700 0.20 0.00 600 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 * * * 2021 assumes Q3 and Q4 dividend at current rate * Assumes IOL purchases all shares available under the recent NCIB amendment. Purchase plans may be modified at any time without prior notice. Imperial │ 2021 Imperial │ 2020 │22 22

The Imperial advantage

Delivering a winning strategy

- Focusing on the 'core'
  - Get the most out of current high-quality, long-life assets
  - Leveraging history as technology leader
- Commitment to deliver shareholder value
  - Return cash to shareholders
  - Strong, growing, sustainable dividend, share repurchases
- Ensure capital discipline throughout the cycle
  - Industry-leading balance sheet strength
  - Selective high-return growth – organic/inorganic
- Remain nimble
  - Integration, synergies across value chain support resilience
  - Ability to pivot as market dynamics change



Imperial | 2021 23

Q&AQ&A

Scrutineers’ report Ian Laing Corporate SecretaryScrutineers’ report Ian Laing Corporate Secretary

Annual Meeting of Shareholders May 4, 2021 2021Annual Meeting of Shareholders May 4, 2021 2021